FTN Midwest Securities Small and Mid Cap Bank Conference September 15, 2006 September 15, 2006 September 15, 2006 September 15, 2006 September 15, 2006

FORWARD-LOOKING INFORMATION During the course of our remarks today, you will hear us make certain predictive statements regarding our plans and strategies and anticipated financial effects to assist you better in understanding our company. These forward looking statements about future results are subject to risks and uncertainties. Refer to our periodic reports on file with the SEC for further detail in this regard.

WINTRUST FINANCIAL C O R P O R A T I O N Asset Quality Who We Are Growth Acquisitions Specialty Asset Classes Wealth Management Financial Review De Novo Growth

Who We Are Approximately fifteen year-old community focused banking organization with approximately $9.2 billion in assets. Fifteen community banks with strong ties to local residents and business leaders in the Chicago and Milwaukee metropolitan markets. 9 charters started since 1991 and 7 acquisitions since the 4th qtr 2003. (One of the acquisitions was an in- market transaction and it was merged recently with an existing Bank charter.) 72 existing banking locations

Who We Are Significant wealth management operation. Provide brokerage, asset management and trust capabilities to our retail and commercial customer bases. Two commercial finance companies which provide loan production to optimize banks' balance sheets and allow us to be asset driven and therefore aggressive in our continued acquisition of market share. WestAmerica Mortgage Company, acquired in 2004, provides mortgage production capabilities throughout the United States. Will enhance our Banks' product capabilities and delivery systems in the retail mortgage arena. As a true community bank, our customer base is predominantly retail in nature. Retail banking is at the core of our strategy.

Diversification of revenue mix and earning asset portfolio is a major operating tenet Unique asset approach complements our core community banking business, allows for profitable growth and diversifies portfolio risk Focused on growing fee income businesses. We believe we are in excellent markets for Trust, Investment and Brokerage Mortgage banking opportunities through WestAmerica Mortgage and our banks' retail network With addition of wealth management and mortgage products, other income revenue component was approximately 30% in 2005 and 31% YTD-2Q06. Who We Are - Diversification

Serve markets in Chicago and Milwaukee areas Have taken advantage of consolidation to grow quickly Position ourselves as the local alternative to the "Big Banks" We know our communities extremely well We promote community banking through personalized service, creative marketing and employee involvement Our strategy is to keep our market share regardless of any new competition Who We Are - Strategy

Go after the big guys - Creative advertising that positions our community banks as the "David" versus the "Goliath" big banks Go after market share - Desire to have No. 1 or 2 market share in short order Focus on household penetration Cross-sell Service, service, service Community involvement and events Advanced distribution channels Ultimately give customers all their financial products from their "home town" bank Who We Are - Marketing Strategy

Deposit Market Share De Novo Market Opening Acq. Market Share Bank Date Date Share Rank 1. Lake Forest Bank & Trust 12/91 34.3% 1 (out of 9) 2. Hinsdale Bank & Trust 10/93 21.2% 2 (out of 14) 3. North Shore Community Bank 09/94 31.9% 1 (out of 8) 4. Libertyville Bank & Trust 10/95 42.4% 1 (out of 10) 5. Barrington Bank &Trust 12/96 29.7% 2 (out of 8) 6. Crystal Lake Bank & Trust 12/97 19.3% 2 (out of 15) 7. Northbrook Bank & Trust 11/00 19.4% 2 (out of 11) 8. Advantage National Bank 10/03 12.1% 3 (out of 14) 9. Village Bank & Trust 12/03 24.3% 2 (out of 9) 10. Beverly Bank & Trust 04/04 17.6% 3 (out of 9) 11. Wheaton Bank & Trust 09/04 6.1% 5 (out of 14) 12. Town Bank 10/04 65.0% 1 (out of 5) 13. State Bank of The Lakes 01/05 53.7% 1 (out of 6) *FDIC deposit market share as of June 30, 2005, for each Wintrust Main Bank Zip Code.

Number of Households Retail and Commercial Banking Customers Q4 1998 Q1 1999 Q2 1999 Q3 1999 Q4 1999 Q1 2000 Q2 2000 Q3 2000 Q4 2000 Q1 2001 Q2 2001 Q3 2001 Q4 2001 Q1 2002 Q3 2002 Q4 2002 Q1 2003 Q2 2003 Q3 2003 Q4 2003 Q1 2004 Q2 2004 Q3 2004 Q4 2004 Q1 2005 Q2 2005 Q3 2005 Q4 2005 Q1 2006 Q2 2006 Households 28673 33989 35343 37484 38002 39421 41384 42473 44301 46775 48358 50680 53184 56096 61405 63593 65516 67138 68783 72245 71270 72831 72924 80936 106554 115024 115944 119497 121842 129789

Deposit Market Share-Chicago MSA As of June 30, 2005 In-market Deposit Deposit Market Bank Holding Company Dollars Share % JP Morgan Chase & Co. ** $38.4 BB 16.02% ABN AMRO Holding N.V. ** $31.0 BB 12.92% Bank of Montreal ** $23.3 BB 9.74% Northern Trust Corporation $ 8.5 BB 3.53% Fifth Third Bancorp ** $ 8.1 BB 3.36% Royal Bank of Scotland Group ** $ 6.4 BB 2.69% Wintrust Financial Corporation $ 6.0 BB 2.51% Source: FDIC Website - Summary of Deposits as of June 30, 2005 Market share data is for the Chicago Metropolitan Statistical Area ** - Corporate Headquarters is out-of-state

Who We Are - Management Style Local team for each bank that controls a defined territory (managed like a small bank holding company) Decentralized business unit approach where customer interface occurs. Take advantage of operating efficiencies where transparent to the customers. Allows for specific accountability and enables the Company to drive growth at the bank level Approach is valued by management team (rather than the branch manager approach used by big banks)

Search criteria for de novo bank locations Demographics Availability of management Bank location No other community bank alternative Who We Are - De Novo Markets

Focus on community banks in areas not currently served Within 11/2 hours of Wintrust headquarters Includes Chicago suburbs and SE Wisconsin Focus on entities with existing management that wishes to continue to grow the business Consider non-bank acquisitions in the earning asset and wealth management areas that complement our existing franchise or add/improve customer products and services Focus on earnings accretion and improvement in franchise value of the Company Who We Are - Acquisition Philosophy

6 of the 7 banks acquired started as de novo banks since 1987. Acquisitions allowed us to move into strategic areas with solid management platforms to support future growth. Our first two bank acquisitions have more than doubled in size since the purchase date in the 4th Qtr. of 2003. 2004/2005 acquisitions have 20%+ growth. 2004 and 2005 were very active de novo years with 13 new de novo banking locations. Old Plank Trail Community Bank - de novo bank opened in 2006 We plan to continue with de novo expansion Have We Abandoned De Novo Growth? Absolutely NOT!!

Banking Locations

Lake Forest Bank Lake Forest $247,389 Hinsdale Bank Hinsdale $202,209 North Shore Community Wilmette $171,840 Libertyville Bank Libertyville $131,941 Barrington Bank Barrington $172,480 Crystal Lake Bank Crystal Lake $95,963 Northbrook Bank Northbrook $142,925 Beverly Bank Beverly - Chicago $67,935 Village Bank Arlington Heights $87,817 Advantage National Bank Elk Grove Village $80,766 Town Bank Delafield, WI $106,641 State Bank of the Lakes Antioch $79,903 Wheaton Bank Wheaton $112,028 Old Plank Trail Community Bank New Lenox $85,217 Community Avg. HH Income Market Demographics Source: 2004 Projections on 2000 census data supplied by MapInfo Bank Average Household Income in each Bank's main location:

1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Current Bank and Trust Subsidiaries 2 2 3 4 5 6 7 8 9 10 10 14 16 22 23 25 Banking Offices 1 1 3 5 11 14 17 21 24 28 29 31 36 50 62 72 Historical Growth

Banking Locations 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Current Internal 1 1 3 5 11 14 17 21 24 28 29 31 32 40 45 50 Acquisition 4 10 17 22

Asset Growth of Banks by Year 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2Q06 Lake Forest 8 49 96 143 195 270 380 441 499 581 667 897 1087 1256 1334 1461 Hinsdale 0 23 67 115 167 223 281 350 401 508 642 746 887 980 1050 North Shore 0 44 105 169 266 294 360 450 563 771 871 938 949 974 Libertyville 0 35 76 124 186 219 287 355 479 587 758 844 894 Barrington 0 11 72 120 177 241 314 447 553 688 788 801 Crystal Lake 0 7 53 89 125 184 297 429 479 500 520 Northbrook 0 22 86 185 255 572 694 714 Advantage 114 150 230 278 262 Village 80 99 173 604 610 Beverly 0 84 134 156 Wheaton 125 157 186 Town 308 396 442 SBOTL 502 549 550 Old Plank 65 Hinsbrook 562 (in millions)

1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2Q06 7 40 Internal Growth 52 83 189 354 471 706 1053 1348 1650 2074 2676 3619 4450 5399 6456 6994 Acquired Growth 29 29 29 103 297 1020 1721 2179 Asset Growth - Internal / Acquired (in millions) $4,747 $8,177 $3,722 $1,679 $6,419 $2,103 $2,705 $9,173

Compound Annual Growth Rates (Years ended December 31, 2005) 1 year 2 year 3 year 4 year 5 year Revenues 27.6% 26.8% 25.0% 31.8% 31.4% Net Income 30.5 32.6 34.0 38.1 43.1 EPS (diluted) 17.5 17.9 19.8 21.3 27.1 Assets 27.4 31.2 30.0 31.9 31.2 Loans 19.9 25.7 26.8 26.8 27.5 Deposits 31.8 31.8 29.6 30.6 29.8

Earning Asset Strategy Desire a Loan-to-deposit ratio of 85%-90% Desired Loan Portfolio allocation: 60-65% Core Loans (Commercial, Real Estate, Retail) 35-40% Niche Loan Portfolios Assists in maintaining sound credit quality (i.e., lenders don't need to stretch for volume) Approach allows us to the opportunity to be asset driven Have sold excess premium finance loan production since June 1999 and this production is available to be on our books as we grow the funding side of the business or if other earning asset growth slows.

Loans Growth Issues Average Loan-to-deposit Ratios: 2000 87.7% 2001 87.4% 2002 88.5% 2003 86.4% 2004 87.7% 2005 83.4% 2Q06 (YTD) 80.9% Current year ratio is lower due to: What we deem to be irrational competition on the pricing and underwriting terms being offered in the marketplace Our niche portfolio growth not keeping pace with core portfolio mainly due to the impact of acquisitions We are getting our "turns at bat" for new credits but we will not loosen our underwriting standards just for the sake of growth. -- We will grow the portfolio safely. All within our desired range

Commercial Banking Initiative Recently upgraded our suite of treasury and cash management products for commercial customers Will begin to market these commercial capabilities of Wintrust throughout our market area Previously did not promote the Company as one that had strength, size and ability to service the cash management needs of larger commercial customers Best of both worlds: Big bank capabilities with small bank service Should help to increase our non-interest bearing funds over time and diversify our loan portfolio into more non- real estate related commercial loans

Trust/Asset Management Dept. of Lake Forest Bank in 1992 Acquired Wayne Hummer Companies in 2002 Acquired Lake Forest Capital Management in 2003 Adding brokers and wealth management staff at the bank locations and expanding at downtown location Wealth Management Assets under admin. of approximately $6.5BB -Trust & Asset Management $1.2 billion -Brokerage $5.3 billion Through June 30, 2006, maintain approximately $436 million in bank deposits of funds that used to be invested in money market mutual funds and other short-term liquid investments. Recently converted away from self-clearing and implemented a new clearing platform with greatly expanded capabilities. New system should help in serving customers and recruiting new producers. Wealth Management

Financial Overview

1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2Q06 Crystal Lake 7 40 Total 52 83 189 354 471 706 1053 1348 1679 2103 2705 3722 4747 6419 8177 9173 Barrington 11 72 105 Libertyville 35 76 124 174 North Shore 44 105 169 266 287 Hinsdale 23 67 115 167 223 254 Lake Forest 8 49 96 143 195 270 380 408 Total Assets (in millions)

Loan Portfolio Composition As of June 30, 2006 - $6.1 Billion Comm'l Premium Finance Indirect Auto Tricom Other Niches Res. Real Estate Home Equity Other Loan comp 0.6 0.15 0.04 0.01 0.02 0.05 0.11 0.02 Comm'l and Comm'l R/E Premium Finance Indirect Consumer Tricom Res. R/E Home Equity Other Other Niches

Non-Performing Assets to Total Assets 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2Q06 Core NPA/TA 0 0.0017 0.0007 0.0016 0.0021 0.0016 0.000676 0.001402 0.0013 0.003 0.0011 0.0019 0.0022 NPA/TA 0.0001 0.0041 0.0025 0.004 0.0045 0.0041 0.0046 0.0048 0.0034 0.0051 0.0029 0.0034 0.0033 Total Assets 354 471 706 1053 1348 1679 2103 2705 3722 4747 6419 8177 9173 Assets In millions Peer Group-2001 = 0.58% Peer Group-2002 = 0.66% Peer Group-2003 = 0.58% Peer Group-2004 = 0.45% Peer Group-2005 = 0.43%

Net Charge-offs to Total Loans 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 1H06 Net Charge-offs/Average Loans 0.0018 0.002 0.0031 0.0031 0.0028 0.0019 0.0024 0.0026 0.0024 0.0018 0.0007 0.001 0.001 Total Loans 194 258 493 713 992 1278 1558 2061 2556 3298 4348 5214 6055 Loans In millions Peer Group-2001 = 0.30% Peer Group-2002 = 0.42% Peer Group-2003 = 0.33% Peer Group-2004 = 0.21% Peer Group-2005 = 0.18% 0.31%

Loan Loss Reserve Analysis Non- Non- Performing Performing Loans, net Loans (%) Core Banking $4,847,603 $17,816 0.37% Indirect Consumer 235,025 327 0.14% Tricom Finance Rec. 36,877 -- 0.00% Premium Finance Rec. 935,635 9,204 0.98% Total $6,055,140 $27,347 0.45% $5,636 2003 Calendar Year Net Charge-offs $5,450 6/30/06 Loan Loss Reserves $44,596 2004 Calendar Year Net Charge-offs $2,722 2005 Calendar Year Net Charge-offs $4,921 2006 Annualized Net Charge-offs As of June 30, 2006

Consolidated Net Income (000s) 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2Q05 2Q06 -2236 1497 -973 4846 6245 9427 11155 18439 27875 38118 51334 67016 28652 36624 West 31.6 2606 North 43.9 YTD

EPS Growth 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 Annual 0.4 0.49 0.73 0.83 1.27 1.6 1.98 2.34 2.75 2.84 Quarterly 0.07 0.09 0.1 0.13 0.08 0.08 0.17 0.16 0.15 0.18 0.2 0.21 0.23 0.24 0.07 0.29 0.29 0.32 0.33 0.33 0.4 0.37 0.4 0.43 0.45 0.49 0.53 0.52 0.54 0.58 0.6 0.62 0.68 0.53 0.8 0.75 0.76 0.69 North Consensus Estimates Annual Quarterly

Restatement of 2005 Financial Statements Re: SFAS 133 Interpretations on Debt Swaps The Company restated the 2005 Financial Statements as a result of the evolving interpretations of a complex accounting standard regarding accounting documentation of interest rate swaps. The "short-cut method" of accounting used by Wintrust was not deemed appropriate and the impact to reported net income and EPS were as follows: Net Income ^ EPS ^ 1Q-2005 $ 0.7 million $ 0.03 2Q-2005 $(4.2) million $(0.17) 3Q-2005 $ 1.9 million $ 0.08 4Q-2005 $ 0.5 million $ 0.02 FY-2005 $(1.1) million $(0.05) 1Q-2006 $ 3.0 million $ 0.12 2Q-2006 $ 1.6 million $ 0.06 Cumulative $ 3.5 million $ 0.13 The change in accounting and the resulting change to our financial statements did not impact our cash flows or core operations. The Company sold it positions in these swaps in early 3Q06 at prices similar to the market value recorded as of the end of the 2nd Quarter of 2006

Revenue Growth by Quarter 1Q97 2Q97 3Q97 4Q97 1Q98 2Q98 3Q98 4Q98 1Q99 2Q99 3Q99 4Q99 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 Net Int Inc 5252 6789 7340 7391 8004 8910 9873 9977 10816 11598 12222 13098 13868 14819 15640 16643 17276 18015 19130 19593 22168 24417 25415 26128 26604 28328 31892 33669 36508 36720 39091 45505 49913 53882 55969 56993 57164 61242 Non-int inc 1592 928 1102 1211 1683 1989 2009 2394 2308 2118 2017 3365 4278 4504 4493 5031 6850 7391 7101 7456 12752 13771 15957 18192 17743 19105 18443 17301 18686 21495 21447 23825 24380 16541 28492 24144 28725 24293 North - Net interest income - Non-interest income (in 000s)

1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2Q05 2Q06 Net Interest Margin 0.0335 0.0296 0.0291 0.0341 0.0343 0.0354 0.0366 0.0349 0.0334 0.032 0.0317 0.0316 0.032 0.0311 Net Interest Margin (fully taxable equivalent) YTD

1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 1H06 Net Overhead Ratio 0.0357 0.0201 0.0271 0.026 0.0236 0.02 0.0213 0.0159 0.0141 0.0122 0.013 0.0139 0.0136 Efficiency Ratio 0.8603 0.7975 0.6863 0.7233 0.6366 0.6641 0.6352 0.6445 0.6397 0.6408 Net Overhead Ratio & Efficiency Ratio

LFBT NSCBT HBT LBT BBT NBT SBOTL VBT CLBT TOWN ANB WBT BVBT Average Assets 1293013 931318 910691 815447 746926 633273 538222 513636 495832 349110 255810 137546 110824 Efficiency Ratio 0.3966 0.5144 0.4943 0.4635 0.5482 0.5385 0.6093 0.634 0.506 0.4971 0.6552 1.1233 0.8493 Individual Bank Efficiency Ratios - 2005 * Bank only efficiency ratios, excluding impact of non-bank subsidiaries (in 000s)

1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 1H06 Capital Growth 14583 11291 17227 25366 40487 42620 68790 75205 92947 102276 141278 227002 349837 473912 627911 721803 31050 31050 51050 51050 50894 96050 204489 230458 230375 25000 50000 50000 50000 83000 Financial Overview - Capital Components (in millions) - Common Shareholders Equity - Trust Preferred Securities - Subordinated Debt

Financial Overview - Book Value Per Share 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 1H06 BV per share 5.65 6.15 7.06 7.92 9.72 13.19 17.43 21.81 26.23 28.17

Insider Ownership Director and executive officers beneficially own 7.5% of the Company (based on 4/06 proxy disclosure) Management and directors interests are aligned closely with those of shareholders

Questions